SUPPLEMENT DATED September 22, 2016

TO THE PROSPECTUS DATED JUNE 1, 2016

 OF

Franklin LibertyQ International Equity Hedged ETF

Franklin LibertyQ Emerging Markets ETF

Franklin LibertyQ Global Dividend ETF

Franklin LibertyQ Global Equity ETF

(each, a series of Franklin Templeton ETF Trust)

The prospectus is amended as follows:

I.       For the Franklin LibertyQ International Equity Hedged ETF, the second footnote to the “Fund Summary — Annual Fund Operating Expenses” table on page 2 is replaced with the following:

2.  The investment manager has contractually agreed to waive or assume certain expenses so that total annual Fund operating expenses (excluding acquired fund fees and expenses and certain non-routine expenses) for the Fund do not exceed 0.40% until July 31, 2017. Contractual fee waiver and/or expense reimbursement agreements may not be changed or terminated during the time periods set forth above.

II.     For the Franklin LibertyQ Emerging Markets ETF, the second footnote to the “Fund Summary — Annual Fund Operating Expenses” table on page 12 is replaced with the following:

2.  The investment manager has contractually agreed to waive or assume certain expenses so that total annual Fund operating expenses (excluding acquired fund fees and expenses and certain non-routine expenses) for the Fund do not exceed 0.55% until July 31, 2017. Contractual fee waiver and/or expense reimbursement agreements may not be changed or terminated during the time periods set forth above.

III.    For the Franklin LibertyQ Global Dividend ETF, the second footnote to the “Fund Summary — Annual Fund Operating Expenses” table on page 20 is replaced with the following:

2.  The investment manager has contractually agreed to waive or assume certain expenses so that total annual Fund operating expenses (excluding acquired fund fees and expenses and certain non-routine expenses) for the Fund do not exceed 0.45% until July 31, 2017. Contractual fee waiver and/or expense reimbursement agreements may not be changed or terminated during the time periods set forth above.

IV.   For the Franklin LibertyQ Global Equity ETF, the second footnote to the “Fund Summary — Annual Fund Operating Expenses” table on page 28 is replaced with the following:

2.  The investment manager has contractually agreed to waive or assume certain expenses so that total annual Fund operating expenses (excluding acquired fund fees and expenses and certain non-routine expenses) for the Fund do not exceed 0.35% until July 31, 2017. Contractual fee waiver and/or expense reimbursement agreements may not be changed or terminated during the time periods set forth above.

V.    The second to last paragraph in the “Fund Details — Management” section on page 57 is replaced with the following:

Advisers has agreed to reduce its fees to reflect reduced services resulting from the Fund’s investment in a Franklin Templeton money fund. In addition, management has agreed to waive or limit its fees and to assume as its own certain expenses otherwise payable by the Fund so that expenses (other than acquired fund fees and expenses and certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations and liquidations) do not exceed the following levels until July 31, 2017:

•       Franklin LibertyQ International Equity Hedged ETF                                               0.40%

•       Franklin LibertyQ Emerging Markets ETF                                                   0.55%

•       Franklin LibertyQ Global Dividend ETF                                                      0.45%

•       Franklin LibertyQ Global Equity ETF                                                           0.35%

VI.   The following is added to the end of the “Fund Details — Management” section on page 57:

Manager of Managers Structure

Advisers and the Trust have received an exemptive order from the SEC that allows the Fund to operate in a “manager of managers” structure whereby Advisers, as the Fund’s investment manager, can appoint and replace both wholly owned and unaffiliated sub-advisors, and enter into, amend and terminate sub-advisory agreements with such sub-advisors, each subject to board approval but without obtaining prior shareholder approval (the “Manager of Managers Structure”). The Fund will, however, inform shareholders of the hiring of any new sub-advisor within 90 days after the hiring. The SEC exemptive order provides the Fund with greater efficiency and without incurring the expenses and delays associated with obtaining shareholder approval of sub-advisory agreements with such sub-advisors.

The use of the Manager of Managers Structure with respect to the Fund is subject to certain conditions that are set forth in the SEC exemptive order. Under the Manager of Managers Structure, Advisers has the ultimate responsibility, subject to oversight by the Fund’s Board of Trustees, to oversee the sub-advisors and recommend their hiring, termination and replacement. Advisers will also, subject to the review and approval of the Fund’s Board of Trustees: set the Fund’s overall investment strategy; evaluate, select and recommend sub-advisors to manage all or a portion of the Fund’s assets; and implement procedures reasonably designed to ensure that each sub-advisor complies with the Fund’s investment goal, policies and restrictions. Subject to the review of the Fund’s Board of Trustees, Advisers will allocate and, when appropriate, reallocate the Fund’s assets among sub-advisors and monitor and evaluate the sub-advisors’ performance.

Please keep this supplement with your Prospectus for future reference.